Exhibit 99.1

Copyright 2023, Plug Power Inc. Analyst Day Andy Marsh, CEO June 14, 2023

2 Forward - Looking Statements & Disclaimer This presentation will include "forward-looking statements" about Plug Power Inc. ("Plug"). These forward-looking statements will contain projections of Plug's future results of operations, or of Plug's business or financial position, or other forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon the current expectations, estimates, forecasts and projections as well as the current beliefs and assumptions of Plug's management and are subject to significant risks and uncertainties and include, but are not limited to, statements about: Plug's ability to achieve profitability; Plug's projections regarding its future financial and market outlook, including its ability to achieve forecasted revenue, gross margin, annual sales, operating income, operating cash flows and OPEX leverage targets; Plug's expectation that substantial growth will continue and its expectation regarding the underlying drivers of the company's growth; Plug's expectation regarding the total addressable market and sales and market opportunities; Plug's belief that its growth strategies will have the intended benefits; Plug's belief that hydrogen investments will accelerate revenue growth and the anticipated effect of revenue on the compound annual growth rate; the expected benefits of Plug's planned equipment improvements, service improvements, and fuel improvements; Plug's ability to realize growth across multiple business units, including electrolyzers, stationary power, on-road, green hydrogen, and material handling, and its expectation that its applications business will grow by 45% year-over-year in 2023; Plug's ability to obtain financing for its hydrogen plants; the ability of joint venture partners to complement Plug's growth; Plug's expectation that favorable government policy initiatives will continue; Plug's expectation regarding its liquidity and potential for investments; Plug's expectation joint effort with Energy Vault will accelerate the deployment of energy storage solutions; the expected timing and forecasts related to its key performance indicators; the anticipated opportunities for financing and investment, including potential projects; the anticipated benefits, capacity, capabilities, and output of Plug's green hydrogen plans, including those located in Georgia and Finland; the potential for global adoption of hydrogen power and Plug's electrolyzer products; Plug's 2030 projections with respect to, among other things: hydrogen output, demand and use of its HyVia vans, stationary products, electrolyzers, fuel cell powered forklift trucks, and manufacturing capabilities; Plug's ability to meet its anticipated hydrogen outputs by 2025, 2026, 2027, 2028 and 2030; the expansion of Plug's hydrogen network, including its European and United States expansion, including Plug's ability to build the first kiloton-scale plant by 2030; Plug's ability to meet its key objectives outlined for its electrolyzer, cryogenic, and green hydrogen plant businesses; Plug's expectation that it can grow its revenue and expand margin in 2023 and 2024; the projected growth in Plug's applications, material handling, and stationary power businesses; the expected addition of pedestal customers in 2023; the expected timing and outcome of Plug's yard tractor pilot program and green EV charge pilot program; Plug's ability to capitalize on demand from electric vehicle and new home power generation; Plug's expectation with respect to the output opportunities for each of its hydrogen plants; Plug's expectation with respect to ELX scaling; Plug's ability to deliver each of its supply chain goals and execute its supply chain improvement strategy; Plug's ability to continue to deliver on expanding its green hydrogen network and capacity; and the scalability of Plug's products, services, and hydrogen plants. You can identify the forward-looking statements by forward-looking words such as "anticipate," "believe," "could," "continue," "estimate," "expect," "forecast," "intend," "may," "should," "will," "would," "plan," "projected," "target" or the negative of such words or other similar words or phrases. Plug believes that it is important to communicate its future expectations to investors. Such statements should not be read as a guarantee of future performance or results. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements, including that Plug continues to incur losses and might never achieve or maintain profitability, that Plug will need to raise additional capital to fund its operations and such capital may not be available to the company, global economic uncertainty, including inflationary pressures, fluctuating interest rates, bank failure, and supply chain disruptions, and that Plug's lack of extensive experience in manufacturing and marketing of certain of its products may impact its ability to manufacture and market products on a profitable and large-scale commercial basis. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Plug in general, see Plug's public filings with the Securities and Exchange Commission (the "SEC"), including the "Risk Factors" section of Plug's Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and any subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof and Plug undertakes no obligation to update such statements as a result of new information. Financial projections which are included in this presentation are based on assumptions and analyses made by management based on its experience and perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. There is no assurance that the financial projections will be realized. Information provided in this presentation is solely as of the date it is provided and may change or be modified at any time without notice. Market data and other statistical information used throughout this presentation are generally based on independent industry publications, reports by market research firms or other published independent sources. In addition, certain information contained herein has been obtained from sources prepared by other parties or by management. In addition, Plug does not undertake any responsibility for the accuracy of the information provided by Energy Vault and none of Plug and its representatives shall have any liability with respect to the information provided by Energy Vault in this presentation.

3 3 We are building, selling and deploying real products, today!

4 Plug Green Hydrogen Plant – Woodbine, Georgia

5 5 Plug Green Hydrogen Production Sites in Finland (FID 2025/2026) 1 2 3 Kokkola Electrolysis Capacity: 1GW Green Ammonia + Green Hydrogen Kristiinankaupunki/ Kristinestad Electrolysis Capacity: 1GW Green DRI/HBI Porvoo Electrolysis Capacity: 250 MW Green Hydrogen • Production of 850 tons per day of green hydrogen • 2 .2 GW electrolyzer interconnection by the end of the decade • 1,000 direct jobs and 3,000 indirect jobs • Contribute to Finland’s target to be carbon neutral by 2035 • Support the development of green electricity and hydrogen European backbone pipeline

6 1MW and 5MW Plug Electrolyzers – Global Adoption

7 7 Plug’s 1GW Plant: Green Hydrogen at Work ELX425D ELX2125D ELX4250D

8 8 Large - Scale Stationary Power: Manufacturing Ramping

9 Plug for Mobility Applications

10 Robust Manufacturing in New York State Vista Tech Park, NY Rochester, NY

11 11 • Revenue will be between $1.2B - $1.4B • Gross margins positive • Broad span of products with leading edge manufacturing capabilities • 25% of our revenue will be European this year • 60% of our revenue will be non - material handling • A policy climate strongly supporting our business • Unmatched in the industry We are at an inflection point

12 12 • Over 2,000 T of hydrogen per day • 100,000 HyVia vans on the road • 1GW of stationary products deployed • Shipping 5GW of electrolyzers per year • 500K fuel cell powered forklift trucks • Manufacturing capability to support 10GW of fuel cells and electrolyzers The Plug World we are Building for 2030 Markets and opportunities that allow us to continue to dream!

Copyright 2023, Plug Power Inc. Applications Business Unit Jose Luis Crespo, General Manager Fuel Cell Applications/Global Accounts

Our Applications business is projecting to grow by 45% YOY in 2023 propelled by: The value our technology brings to customers Low carbon and global electrification trends

16 Material Handling drivers for growth Plug’s productivity value proposition is getting stronger Grid constraints are now part of our value proposition Plug’s mid - market (around 50Kg/day) solution In 2023 already signed 2 new pedestal customers in Europe (Stef and Asda) and 1 new pedestal customer in the US Working on another two in 2023 almost doubling the number of pedestals HT0

17 Successful introduction of the Hyvia Van in Europe Working with Geely and SK in Korea on busses Yard tractor pilots in Q2 Other Mobility Activities

18 18 Stationary Power Grid constraints & regulations driving increased demand for zero - emission H 2 generators Green EV Charging - Large fleets with grid availability & deployment timing constraints Prime Power - Utility Grid Support, Energy Arbitrage, Peaker Plants - CA PSPS solutions Enhanced Backup Power - Zero - Emission Datacenter - Displace Diesel Generators - Achieve Sustainability Goals Green EV Charge Pilots in progress Enhanced (Back - Up) Power Microsoft Prime Power Energy Vault SK - Power Generation

19 +$1T Addressable Market $30B Generator TAM Enhanced Back - Up Power $1B BEV Fleet Charge TAM Green EV Charge $1T Grid Parallel TAM Prime Power

“The proliferation of electric vehicles will be the biggest disrupter to the electric grid since the invention of the air conditioner.” - Smart Electric Power Alliance

21 Annual energy demand from electric vehicles in 2030 230 TW h * Source: McKinsey Putting that in perspective… 230 t erawatt - hours 21 million new homes = The US builds approximately 1.3M homes per year

Grid constrained locations Green EV Charging Hydrogen Power Fleet Charging

For Plug this is a Green H2 business 1MW generator consumes 65Kg/ hr Continued Power: 1.5T/day EV Charging 10hrs/day: 650Kg/day

24 © ENERGY VAULT - ALL RIGHTS RESERVED - CONFIDENTIAL Enabling a Renewable World Energy Vault selects Plug Power to Supply 8 MW of Hydrogen Fuel Cells as part of hybrid microgrid back - up system for PG&E and the city of Calistoga. - Customer: - MW: 8.5 - Duration: 48 up to 96 hours - COD: June 2024

25 Plug Power and Energy Vault sign MOU to accelerate the deployment of economical and sustainable long duration energy storage solutions - Plug selects Energy Vault as the integrator of choice for its customers that demand duration storage and micro - grid solutions - Energy Vault will license to Plug its Energy Management System (Vault - OS and that will increase the financial return of Plug’s customers - Energy Vault will optimize its ultra - long duration solutions with Plug’s fuel cells and electrolyzers The joint effort will address the rapidly growing multi day and micro - grid energy storage segment with a SAM over five years of +100GWh (+$10Bn) (equivalent to 100 “Calistoga” type systems over five years)

26 © ENERGY VAULT – ALL RIGHTS RESERVED - CONFIDENTIAL Enabling a Renewable World 26

27 © ENERGY VAULT - ALL RIGHTS RESERVED - CONFIDENTIAL Enabling a Renewable World NRGV : the only pure play storage company with full coverage of durations (S - L - XL) under the same tech neutral Energy Mgmt Software Short Duration Long Duration Multi - Days

28 Exponential growth fueled by the tech - neutral solutions approach validated by largest utilities and IPPs - 40% growth q/q in the most recent Q1 2023 results in Project Awards and overall near term Sales Funnel

Copyright 2023, Plug Power Inc. Energy Business Overview Sanjay Shrestha, CSO and General Manager of Energy Business

31 Controlling the Green Hydrogen Ecosystem Hydrogen Generation Delivery and Storage – Plug Cryo Renewable Electricity PPA Agreements Liquefiers On - road Tankers Stationary Tanks Portfolio of offerings and generation assets = robust customer solutions Electrolyzers 1 MW 5 MW 10 MW 30 TPD 15 TPD Green Hydrogen Network Mobile Refueler

32 Peachtree Green Hydrogen Plant - Camden County, Georgia • 15 TPD LH 2 (Future expansion to 30 TPD) • Grid connected • In - person sales showcase: product portfolio in action, customer training, construction details and planning • Design optimization and EPC benefit for other plants • Start - to - finish timeline of 12 months versus an industry average of 48 months Jul 2022 Sep 2022 Dec 2022 Mar 2023 May 2023 Night shift Pipe racks LIQ Cooling Towers

33 Path to 500 TPD by 2025 2023 Texas Louisiana Georgia Tennessee New York 2023 Projects Currently Under Construction and In Operation Texas Georgia Tennessee New York Louisiana Gulf Coast Texas II Midwest Southwest YE 2025 – 500 TPD

34 Plug’s Hydrogen Delivery Network and Logistics Capabilities • Delivery economics come down to demand : how much hydrogen are you consuming daily and how far do you need to transport it? • Plug operates a robust hydrogen delivery network serving over 200 customer sites • With the largest fleet of HPTT in North America and 40 liquid tankers • One liquid hydrogen tanker contains more hydrogen than sixteen standard gas tube trailers • Innovative equipment designs allow for a range of industrial, commercial, and chemical applications that use hydrogen The Plug hydrogen tanker is the largest and lightest trailer ever manufactured , with unprecedented over - the - road payloads 16 GH2 tube trailer deliveries required for every 1 LH2 trailer Largest standard commercial tube trailer = 285 kg LH2 tanker capacity = 4,700 kg

35 Green Hydrogen Generation Network Beyond 2025 Texas Louisiana Georgia Tennessee New York Currently Operational and/or Under Construction Gulf Coast Additional Texas Projects Southwest California Pacific NW Supply Midwest In Progress: Permitting through Prospecting Mountain West • Optimization of plant and system design • Application of engineering knowledge from initial portfolio of projects • 1st “kiloton - scale” plant by 2030 • Power generation, eFuels, and industrial decarbonization Further Geographic, Delivery, and Application Diversity

36 Generation Roadmap to 2030 4 2 3 2 1 2 2 Path to 300TPD by 2027 50 TPD by year - end 2025 120 TPD by year - end 2026 300 TPD by year - end 2027 500 TPD by year - end 2028 1,500 TPD by year - end 2030 2 GW - scale sites in the Nordics Hydrogen generation sites • One first site announced in Antwerp • 2 GW - scale sites announced in Finland + 250 MW site • Close to 20 sites under development throughout Europe • 8 - 10 sites from 3 rd - parties qualified for potential off - take of hydrogen Smallers sites in continental Europe, closer to demand centers (<100MW)

37 Electrolyzers: • Successfully execute on existing backlog of product and large project business • Build strong bookings for both product and large project business globally Cryogenic Business: • Strong growth in liquefier, hydrogen trailer and tanker businesses Green Hydrogen Plants: • Georgia plant reaches 15TPD of liquid hydrogen production • Project execution at Louisiana hydrogen plant • Commission/construct multiple additional green hydrogen plants Energy Business – Key Objectives Collectively results in substantial revenue growth and meaningful margin expansion exiting 2023 and into 2024

Copyright 2023, Plug Power Inc. Electrolyzer Discussion Bruno Forget VP, Strategy & Operations Management

40 Products by Scale of Opportunities ELX425D ELX2125D ELX4250D XL Product In Development

41 Deployments Already Producing Globally Until the end of this decade, it is all about Speed, Capability & Capacity !

42 2 H 2 Mobility (HDV, LDV,MHE) 3 Power & Energy (Power, Back - up/ Peak, PtG ) 1 Industrial (Refining, Steel, Semi - Con) 1 (NH3, MEOH, SAF, SNG) • Plug is the leader • 1MW Product Success & Enterprise Sales Opportunities • Atco, Ark, Hiringa , Lhyfe , Ganzair , Hyvia • Industry will go Green • 5MW Product success • EX: MOL, Ardagh, Apex, Hydro, Havrand , Inrving , India Refiners, Linde • Plug Ecosystem • Enterprise Sales Opportunity • Utility NZ, Amazon • “Go big or Go home” market. • Ideal for ELX for Scaling • Infintium , Fertiglobe Market Focus for ELX Scaling - Twelve Month to FID Opportunities >$4B

43 Plug’s Supply Chain: Four key pieces to Plug’s successful supply chain execution • CCM (catalyst coated membranes) • Strategic partnership with Johnson Matthey • Co - investment of CCM manufacturing facility with JM (5 GW scaling to 10 GW) PGM (platinum group metals) • Strategic partnership with Johnson Matthey • Development of membrane recycling technologies for PGM extraction

44 Plug Uniquely Positioned To Deliver on Robust Prospects: Dedication to Green Hydrogen → Green H2 at work today ! • Plug created its own Demand (Worlds largest Merchant H2 user) • To satisfy this demand, Plug is building with its own technologies a Green H2 plant network* • Systems via Global Network of Fabrication Partners • Total Capacity for 1.8GW per year = 255 Systems and growing Execution Capacity & Flexibility • Dissociated System & Stacks manufacturing • Stack : Gigafactory Operating at GW level today. • System: Regional, flexible, scalable, proven compliant manufacturing network + Strong dedicated experienced team • Globally driven Supply chain

Copyright 2023, Plug Power Inc. Finance Update Paul Middleton, CFO

47 What Will Plug Look Like in 2026 and 2030? $5B+ 30%+ 17%+ In Annual Sales Gross Margin Operating Income $20B+ 35%+ 20%+ In Annual Sales Gross Margin Operating Income 2026 2030 A Global Hydrogen Ecosystem Market Maker Poised for Continued Substantial Growth Diversified Technology Company Global Hydrogen Solution Platform Generating Significant Earnings & Cash Flows Differentiated Market Position in Large Global Markets

48 Plug’s Building Blocks to Drive Growth 1. Large global markets accelerating the hydrogen economy 2. Broad product platform and traction with industry leaders 3. Green hydrogen platform will be a new market and driver in other product lines 4. Investing in capabilities to expand industry and geographic footprints 5. Driving the cost curve through overhead leverage, supply chain, & design enhancements

49 Hydrogen Investments Accelerating Revenue Growth ($s in billions) 0.06 0.7 1.4 5+ 20+ 0.03 1.5+ 5+ 0 5,000 10,000 15,000 20,000 25,000 2014 2022 2023 2026 2030 Plug Power, Inc. Non-consolidated JV's CAGR ~50% > 100 % Growth over 2022 CAGR ~35%

Revenue Forecast Outlook



Applications – MH, EV, stationary, etc.
Energy - Hydrogen Fuel, Electrolyzers, and Cryogenic equipment
Market Tail Winds
Regulatory
Social
Cost Curve
2023
~$0.78B
~$0.62B
2026
~$3.1B
~$1.9B
2030
~$14.4B
~$5.6B

Action Plans

- Expand market channels - customers & partners
- Grow new markets – EV, Stationary Power, Aerospace
- Leverage global market for electrolyzers
- Build on cryogenic platform & converge on the pipeline
- Utilize flexible business models
- Develop new hydrogen solutions to accelerate adoption
- Cross sell using full hydrogen solution offering
- Scale capabilities (supply chain, mfg, green H2, etc.)
- Continue investment in cost downs & improved performance

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51 Target business model >30% g ross margin ~13% OPEX leverage Continue innovation Vertical integration Supply chain leverage OPEX leveraging 2026

52 Gross Margin Map from Point A to Point B Equipment Improvements Higher volume = better leverage of fixed cost & supply chain pricing Vertical integration to increase reliability and reduce costs Innovation leading to simpler design of fuel cells Service Improvements Stack enhancements to increase reliability and reduce costs Utilizing analytics for predictive maintenance & performance improvement Leverage labor with cluster of customers in a dispatch model Fuel Improvements Hydrogen generation vertical strategy yields improved margins Infrastructure design improvements increasing site efficiency & reducing costs New PTC Incentives

53 Success Yielding Improved OI and Operating Cash Flows (% of Revenue) Sales & Operating Margin Growth Core Business is not Capex Intensive Developing the Supply Chain Enables More Effective Working Capital Strategies Growth Drives More Efficient Cost of Capital Solutions Drivers 2026 Target Business Model Operating Income 17% Operating Cash Flows >15%

54 Substantial Growth 2023 Electrolyzers Stationary power On - road Green hydrogen Material handling

55 55 • Successful execution of the electrolyzer business systems • Building systems at scale • Building green hydrogen plants beyond Georgia • Start ramp of stationary products for expansion in 2024 • Develop financing solutions for the hydrogen plants • Project equity and/or debt solutions • Corporate level debt solutions • No dilution of present shareholders • Continual focus on government policy Key 2023 Execution

56 Near Term KPIs for 2023 Forecast 1. Ramp ELX stack manufacturing to > 100 MW/month DONE (May 23 > 100) 2. Deploying first largescale stationary solutions Within 30 Days 3. Commission 1 st green hydrogen plant (Georgia) Within 30 Days 4. Leverage MH pipeline to grow 2023 deployments by >50% DONE Pipeline > 50% 5. Build cryogenic pipeline to grow 2023 ~300% DONE (Pipeline >300%)

57 Mid Term KPIs – 2 nd half 2023 1. Ramp ELX container supply chain/fabrication/customer deployment to deliver >27 systems 2. Close on cryogenic sales pipeline (liquefiers, mobile refuelers, stationary storage, etc.) 3. Close additional largescale MW/GW plant sales opportunities in next 90 days 4. Deliver on upside MH opportunities 5. Drive key short term cost downs initiatives – supply chain, reliability, fuel, etc. 6. Nurture final government IRA guidance & leverage opportunities

58 2023 Financial Projections Condition 2023 Revenue 2023 Gross Margin Comment Expected $1.4B Applications: $620M Energy: $780M $140M Key Items Shipping 27 5MW electrolyzer containers Sell an additional 60T of liquefiers Sell one more 500MW plant in the next 90 days – many are in the works Other opportunities in the works Lower Case $1.2B Applications - $610M Energy - $590M $50M

Liquidity Planning
– Targeting $1B annually Green H2 Investment

Leverage Opportunity

- ~$6B Total assets
- ~$2.5B Cash/ST investments
- ~$1B Property/Equipment
- ~$9M Long-term debt

Lucrative Project Portfolio

GA Plant Example

- 15 TPD
- ASP $6 to $8 /kg
- PTC Opportunity
- COGS ~ $2 /kg (net)
- $35M Annual Net Positive Cashflows
- Ability to upsize to 30 TPD

Range of Solutions

- Project Finance
- Project Equity (strategic)
- Corporate Debt
- DOE

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